                           STRATEGIC PARTNER AGREEMENT



         This Strategic Partner Agreement (the "Agreement") is made as of the 29th day of August, 2000, by and among Mobility Electronics, Inc., a Delaware corporation ("Mobility"), Portsmith, Incorporated, a Delaware corporation ("Portsmith"), and the stockholders of Portsmith, which stockholders are listed on the signature page hereto under the heading "Stockholders" (the "Stockholders"). Mobility, Portsmith and the Stockholders are sometimes each referred to herein as a "Party" and collectively, as the "Parties".

         The Parties agree as follows:

         1.   STRATEGIC RELATIONSHIP.

              1.1 BACKGROUND. Portsmith and Mobility currently have a strategic business relationship, and desire to significantly expand such relationship as provided herein.

              1.2 AGREEMENTS AND DOCUMENTS BETWEEN THE PARTIES. At the Closing (as defined below), the Parties agree as follows:

                  (i) Portsmith and Mobility agree to execute and deliver to each other the Amended and Restated Purchase and Development Agreement, in the form attached hereto as Exhibit A (the "D&P Agreement").

                  (ii) Portsmith and Mobility agree to execute and deliver to each other the Private Label Agreement, in the form attached hereto as Exhibit B (the "Private Label Agreement").

                  (iii) Mobility agrees to loan to Portsmith up to $3,000,000, on the terms and conditions set forth in the Subordinated Convertible Promissory Note of Mobility, in the form attached hereto as Exhibit C (the "Note"), and (A) Portsmith agrees to execute and deliver the Note,
         (B) Portsmith and Mobility agree to execute and deliver to each other the Security Agreement and Patent Collateral Assignment, in the forms attached hereto as Exhibits D-1 and D-2 (collectively, the "Security Agreement"), and (C) Portsmith shall execute and deliver to Mobility appropriate UCC-1 and other financing statements or documents to evidence the security interest granted to Mobility in certain assets of Portsmith under the Security Agreement.

                  (iv) Portsmith, the Stockholders and Mobility agree to execute and deliver to each other the Stock Option Agreement, in the form attached hereto as Exhibit E (the "Option Agreement").

                  (v) Mobility grants to Portsmith a five (5) year worldwide, royalty-free, non-exclusive, non-transferable and non-sublicensable right (the "License") to use, sell or otherwise incorporate into products the technology set forth in U.S. Patent No. US 5941965 (the "Miram Patent"); it being agreed and understood that Portsmith takes the License "AS IS WHERE IS." MOBILITY EXPRESSLY DISCLAIMS ANY IMPLIED

         WARRANTIES, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE OR OWNERSHIP OR NON-INFRINGEMENT.

The documents, instruments and agreements described in subparts (i) - (iv) above are sometimes referred to herein as the "Strategic Agreements".

              1.3 BOARD OF DIRECTORS. Portsmith and the Stockholders agree to take all appropriate action to: (i) establish and maintain a Board of Directors consisting of no more than five (5) persons; and (ii) cause the following number of nominees of Mobility to be elected to, and remain a member of, Portsmith's Board of Directors: (A) one person on or after the date hereof; (B) an additional one person (two in total) on or after the date that Mobility exercises its option for the Second Tranche (as defined in the Option Agreement); and (C) an additional one person (three in total) on or after the date that Mobility exercises its option for the Third Tranche (as defined in the Option Agreement). Each Stockholder agrees that at every regular or special meeting of the stockholders of Portsmith, and whenever the consent of stockholders, at which meeting or in which consent, one or more of the directors of Portsmith are to be elected, such Stockholder will vote all capital stock of Portsmith owned by such Stockholder or which such Stockholder is entitled to vote, whether by proxy, agreement or otherwise, in favor of the nominee(s) selected by Mobility. In addition to the rights set forth above, on or after the date hereof, Mobility shall have the right to have a representative attend and to receive prior notice of (and all materials provided to the managers regarding) all meetings of the Board of Directors of Portsmith, but such representative shall not have the right to vote at any such meeting and shall not be counted in determining the presence of a quorum for such meeting.

              1.4 FINANCIAL INFORMATION. Portsmith will maintain a system of accounts in accordance with generally accepted accounting principles and procedures ("GAAP"), keep full and complete financial records and will furnish to Mobility the following reports:

                  (i) within one hundred twenty (120) days after the end of each fiscal year, a copy of the balance sheet of Portsmith as of the end of such year, together with a consolidated statement of income and retained earnings of Portsmith for such year, audited by and accompanied by the report of independent public accountants, prepared in accordance with GAAP and practices consistently applied. In addition, Portsmith will provide such financial statements in comparative form with the corresponding periods of the prior year and budgeted figures for the current year;

                  (ii) within forty-five (45) days after the end of each fiscal quarter, an unaudited consolidated balance sheet of Portsmith as of the end of each fiscal quarter and an unaudited consolidated statement of income, cash flow and retained earnings for Portsmith for such quarter and for the year to date, prepared in accordance with GAAP (except for year end audit adjustments and footnotes) and practices consistently applied. In addition, Portsmith will provide such financial statements in comparative form with the corresponding periods of the prior year and budgeted figures for the current year;

                  (iii) within thirty (30) days after the end of each month, an unaudited consolidated balance sheet of Portsmith as of the end of such month and an unaudited consolidated statement of income.



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


                  (iv) such other financial information as Mobility may reasonably request.

         Portsmith will permit Mobility to inspect at Mobility's expense any of the properties or books and records of Portsmith, to make copies of extracts from such books and records and to discuss the affairs and condition of Portsmith with representatives of Portsmith, all to such reasonable extent and at such reasonable times and intervals as Mobility may reasonably request.

              1.5 ISSUANCES OF CAPITAL STOCK. Portsmith agrees that following the exercise by Mobility of any Tranche (as defined in the Option Agreement), Portsmith will not issue, or agree to issue any Capital Stock (as defined in the Option Agreement) or any Capital Stock Equivalents (as defined in the Option Agreement) at a price per share of Capital Stock (or the effective price per share of Capital Stock in the event of any issuance of Capital Stock Equivalents), less than the price per share paid by Mobility upon exercise of such Tranche by Mobility (as determined by dividing the aggregate exercise price paid by Mobility upon exercise of such Tranche by the number of shares of Capital Stock received by Mobility upon such exercise).

              1.6 CLOSING; DELIVERY. The closing of the transactions contemplated herein (the "Closing") shall take place at the offices of Jackson Walker L.L.P., 901 Main Street, Suite 6000, Dallas, Texas, at 10:00 a.m., on the date hereof.

         2. REPRESENTATIONS AND WARRANTIES OF PORTSMITH. Portsmith hereby represents and warrants to Mobility that the following are true and correct as of the date hereof:

              2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. Portsmith is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to:
(i) carry on its business as now conducted and proposed to be conducted; (ii) execute and deliver this Agreement and the Strategic Agreements (collectively, the "Agreements"); (iii) issue to Mobility the Common Stock (as defined in the
Note) issuable upon conversion of the Note (the "Portsmith Stock"); and (iv) carry out the provisions of the Agreements. Portsmith is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

              2.2 AUTHORIZATION. All corporate action on the part of Portsmith, its officers, directors and stockholders necessary for the authorization, execution and delivery of the Agreements, the performance of all obligations of Portsmith under the Agreements and the authorization, issuance, sale and delivery of the Portsmith Stock has been taken, and the Agreements, when executed and delivered by Portsmith, shall constitute valid and legally binding obligations of Portsmith, enforceable against Portsmith in accordance with their terms



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except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

              2.3 COMPLIANCE WITH OTHER INSTRUMENTS. Portsmith is not in violation or default of any provisions of (i) its Certificate of Incorporation or Bylaws, copies of which are attached hereto as Exhibits F or (ii) any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, the violation of, or default, which would have a material adverse effect on Portsmith, or, to the best knowledge of Portsmith, of any provision of federal or state statute, rule or regulation applicable to Portsmith. The execution, delivery and performance of the Agreements and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of Portsmith.

         3. REPRESENTATIONS AND WARRANTIES OF MOBILITY. Mobility hereby represents and warrants to Portsmith that the following are true and correct as of the date hereof:

              3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. Mobility is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to:
(i) carry on its business as now conducted and proposed to be conducted; (ii) execute and deliver the Agreements and (iii) carry out the provisions of the Agreements. Mobility is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

              3.2 AUTHORIZATION. All corporate action on the part of Mobility, its officers, directors and stockholders for the authorization, execution and delivery of the Agreements, and the performance of all obligations of Mobility under the Agreements, has been taken, and the Agreements, when executed and delivered by Mobility, shall constitute valid and legally binding obligations of Mobility, enforceable against Mobility in accordance with their terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

              3.3 COMPLIANCE WITH OTHER INSTRUMENTS. Mobility is not in violation or default of any provisions of (i) its Certificate of Incorporation or Bylaws or (ii) any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, the violation of, or default, which would have a material adverse effect on Mobility, or, to the best knowledge of Mobility, of any provision of federal or state statute, rule or regulation applicable to Mobility. The execution, delivery and performance of the Agreements and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an



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event which results in the creation of any lien, charge or encumbrance upon any assets of Mobility.

         4.   MISCELLANEOUS.

              4.1 SURVIVAL. Unless otherwise set forth in this Agreement, the warranties and representations of Portsmith and Mobility contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

              4.2 TRANSFER; SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. Nothing in this Agreement, express or implied, is intended to confer upon any Party other than the Parties or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

              4.3 GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

              4.4 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

              4.5 NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight
(48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the Party to be notified at such Party's address as set forth on the signature page hereto, or as subsequently modified by written notice in accordance with this Section.

              4.6 FEES AND EXPENSES. Except as provided in Section 4.7 below, each Party shall be responsible for any fees or expenses, incurred by it with respect to this Agreement, the documents referred to herein and the transactions contemplated hereby and thereby.

              4.7 ATTORNEY'S FEES'. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Agreements, the prevailing Party shall be entitled to receive from the non-prevailing Parties reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such Party may be entitled.

              4.8 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended or waived only with the written consent of Portsmith, Mobility and Stockholders owning a majority in interest of the voting securities of Portsmith.

              4.9 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the Parties agree to renegotiate such provision in good faith. In the event that the Parties cannot reach a mutually agreeable and enforceable replacement for



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such provision, then (a) such provision shall be excluded from this Agreement,
(b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

              4.10 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any Party under this Agreement, upon any breach or default of any other Party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement, or any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

              4.11 ENTIRE AGREEMENT. This Agreement and the Strategic Agreements constitute the entire agreement between the Parties pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the Parties are expressly canceled.

              4.12 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.



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         The parties have executed this Agreement as of the date first written above.

                                       MOBILITY ELECTRONICS, INC.


                                       By:  /s/ CHARLES R. MOLLO
                                          --------------------------------------
                                                Charles R. Mollo,
                                                Chief Executive Officer

                                       Address: 7955 East Redfield Road
                                                Scottsdale, Arizona 85260
                                                Attn: Chief Executive Officer
                                                Fax:  (480) 596-0349


                                       PORTSMITH, INCORPORATED


                                       By:  /s/ HOLMES LUNDT
                                          --------------------------------------
                                                Holmes Lundt,
                                                Chief Executive Officer

                                       Address: 1111 South Orchard, Suite 109
                                                Boise, Idaho  83705
                                                Attn: Chief Executive Officer
                                                Fax: (707) 924-1232


                                       STOCKHOLDERS:

                                            /s/ DANIEL AXTMAN
                                          --------------------------------------
                                                Daniel Axtman

                                       Address:
                                               ---------------------------------
                                               ---------------------------------

                                            /s/ JASON CARNAHAN
                                          --------------------------------------
                                                Jason Carnahan


                                       Address:
                                               --------------------------------
                                               --------------------------------





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                                            /s/ RICHARD T. NEFF
                                          --------------------------------------
                                                Richard T. Neff

                                       Address:
                                               --------------------------------
                                               --------------------------------

                                            /s/ AMY REINO
                                          --------------------------------------
                                                Amy Reino

                                       Address:
                                               --------------------------------
                                               --------------------------------

                                            /s/  MARK PETERSON
                                          --------------------------------------
                                                 Mark Peterson


                                       Address:
                                               --------------------------------
                                               --------------------------------

                                            /s/  HOLMES & LESLIE LUNDT
                                          --------------------------------------
                                                 Holmes & Leslie Lundt


                                       Address:
                                               --------------------------------
                                               --------------------------------


                                            /s/ JESS ASLA
                                          --------------------------------------
                                                Jess Asla


                                       Address:
                                               --------------------------------
                                               --------------------------------



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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER      DESCRIPTION
-------     -----------

   A        Form of D&P Agreement

   B        Form of Private Label Agreement

   C        Form of Note

   D-1      Form of Security Agreement

   D-2      Form of Patent Collateral Assignment

   E        Form of Option Agreement

   F        Certificate of Incorporation and Bylaws of Portsmith